UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 18, 2026
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CRESTLINE LENDING SOLUTIONS, LLC
(Exact name of registrant as specified in its charter)
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Delaware	000-56777	99-3640580
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
201 Main Street, Suite 2100
Fort Worth, Texas 76102
(Address of principal executive offices and zip code)
(817) 339-7600
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement
On September 18, 2026, Crestline Lending Solutions, LLC (the “Company”) entered into Amendment No. 2 to the Loan Financing and Servicing Agreement (the "Amendment") by and among CL LSF SPV I, LLC ("CL SPV"), the Company, as servicer, Deutsche Bank AG, New York Branch, as lender, each of Western Alliance Bank, East West Bank, and Apple Bank, as joining lenders, Deutsche Bank AG, New York Branch, as facility agent, and State Street Bank and Trust Company, as collateral agent and as collateral custodian. The Amendment amended the Loan Financing and Servicing Agreement identified therein (as amended, the “Loan Agreement”) to, among other things: (i) increase the Committed Facility Amount (as defined in the Loan Agreement) from $350,000,000 to $550,000,000; (ii) increase the Maximum Facility Amount (as defined in the Loan Agreement) from $400,000,000 to $600,000,000; and add each of Western Alliance Bank, East West Bank, and Apple Bank as a lender.

Borrowings under the Loan Agreement remain subject to the leverage restrictions contained in the Investment Company Act of 1940, as amended (the “1940 Act”).

Capitalized terms under this Item 1.01, unless otherwise defined herein, have the meanings ascribed to them in the Loan Agreement. The description above is only a summary of the Amendment, and is qualified in its entirety by reference to the copy of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits:

Exhibit Number	Description
10.1
Amendment No. 2 to the Loan Financing and Servicing Agreement by and among CL LSF SPV I, LLC, Crestline Lending Solutions, LLC, as servicer, Deutsche Bank AG, New York Branch, as lender, each of Western Alliance Bank, East West Bank, and Apple Bank, as joining lenders, Deutsche Bank AG, New York Branch, as facility agent, and State Street Bank and Trust Company, as collateral agent and as collateral custodian.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2026	CRESTLINE LENDING SOLUTIONS, LLC

	By:	/s/ Chris Semple
Name: Chris Semple Title: Chief Executive Officer